UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2005


                              PLX TECHNOLOGY, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         000-25699                                      94-3008334
----------------------------             --------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)


                  870 Maude Avenue, Sunnyvale, California 94085
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 774-9060
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     PLX Technology, Inc. announced that Michael J. Salameh, chief executive officer, has adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934 and the company's policies with respect to insider sales. The press release announcing the adoption of this plan is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

  Exhibit
  Number       Description
-----------    -----------------------------------------------------------------

   99.1        Press release dated April 28, 2005 announcing that Michael J.
               Salameh, chief executive officer, has adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934 and the company's policies with respect to insider sales.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLX TECHNOLOGY, INC.
                                    (the Registrant)

                                    By: /s/ RAFAEL TORRES
                                        -----------------
                                        Rafael Torres
                                        Vice President, Finance, Chief Financial
                                        Officer and Secretary

Dated: April 28, 2005

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

 99.1          Press release dated April 28, 2005 announcing that Michael J.
               Salameh, Chief Executive Officer, has adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934 and the company's policies with respect to insider sales.